                                                                   EXHIBIT 10.32
[MCI WORLDCOM LOGO]

                        CARRIER GLOBAL SERVICES AGREEMENT


UNIVERSAL ACCESS, INC.                      MCI WORLDCOM COMMUNICATIONS, INC.

/s/ Robert Pommer                          /s/ Frank Glloky
-----------------------------------        -----------------------------------
Company Representative Signature           MCIWC Signature

COO                                        VP Marketing
-----------------------------------        -----------------------------------
Title - Please Print                       Title

Company Representative Name-Please         Name
-----------------------------------        -----------------------------------
Print

9/24/99                                    2/14/99
-----------------------------------        -----------------------------------
Date                                       Date

-----------------------------------        -----------------------------------
Company Address (for notice purposes)      Company Address (for notice purposes)

(      )
 ------ ---------------------------        -----------------------------------
Main Telephone Number                      Billing ID

This Global Services Agreement, (the "Agreement" or "GSA"), is made by and between MCI WORLDCOM COMMUNICATIONS, INC., a Delaware corporation with offices at 575 East Amite Street, Jackson, Mississippi 39201, ("MCI WORLDCOM") and UNIVERSAL ACCESS, INC., a corporation with offices at 100 N. Riverside Plaza, Suite 2200, Chicago, Illinois 60606 ("Customer"). WTI is acting on behalf of each MCIWC affiliate (other than MCI Systemhouse) to the extent that services referred to in this Agreement are provided by one or more such affiliates. This Agreement incorporates by reference the attached schedules (referred to collectively herein as the "GSA Schedules"). MCI WORLDCOM or the providing affiliate shall provide to Customer and Customer shall purchase from MCI WORLDCOM those service(s) and associated equipment (the "Services") described in Schedule Three through Schedule Eight of this Agreement (the "Service Schedules") at the rates, discounts, and other terms and conditions described in the Service Schedule for the applicable Service. By signing this cover sheet, MCI WORLDCOM and Customer agree to be bound to all the terms and conditions of this Agreement.

The GSA Schedules attached to this Agreement are as follows (check appropriate boxes):

        [x]    Schedule One         Term, Global Volumes and Discounts
        [x]    Schedule Two         Master Terms and Conditions
        [x]    Schedule Three       United States Tariffed Services
        [x]    Schedule Four        Non-Tariffed Services

This Agreement shall be of no force and effect and the offer contained herein shall be withdrawn unless this Agreement is executed by Customer and delivered to MCI WORLDCOM on or before SEPTEMBER 30, 1999.


                           MCI WORLDCOM CONFIDENTIAL

                                  SCHEDULE ONE
                       TERM, GLOBAL VOLUMES AND DISCOUNTS

1. Term. The "Term" of this Agreement will begin upon the Commencement Date and continue for a period of sixty (60) months following the conclusion of the Ramp Period. The rates, charges, credits and discounts for the Services contained herein will be effective the first day of the second full billing cycle following the execution and delivery of this Agreement by Customer to MCI WORLDCOM (the "Services Effective Date"). The "Ramp Period" shall commence on the Commencement Date and continue for a period of twelve (12) months following the Services Effective Date. Customer will not be subject to any minimum usage requirements during the Ramp Period.

2.  Selected Definitions.

    2.1 "Base Rates" shall mean (i) for Services based on standard Tariff rates, the Tariff rates as reduced by the discounts (if any) provided to Customer pursuant to this Agreement; (ii) for non-Tariffed Services, the MCI WORLDCOM standard rates as reduced by the discounts (if any) provided to Customer pursuant to this Agreement; (iii) for Services as to which a specific rate is set forth herein, such rate; or (iv) for Services for which no specific rates or discounts are set forth herein, the rates set forth in the Tariffs following application of all applicable Tariffed discounts, or MCI WORLDCOM's standard rates, if no rate is set forth in the Tariff, following application of all applicable standard discounts.

    2.2 "Commencement Date" shall mean the date on which Customer signs this Agreement.

    2.3 "Monthly Period" shall mean the monthly billing period for Services under this Agreement.

    2.4 "Total Usage Charges" shall mean Customer's Usage Charges for all Services provided under this Agreement.

    2.5 "Tariff" shall mean the public tariffs on file with the Federal Communications Commission or state public utilities commissions or other domestic or foreign governmental bodies governing the rates and/or terms ands conditions of Services that are subject to tariff filings.

    2.6 "Usage Charges" shall mean Customer's recurring usage charges for one or more Services provided under this Agreement calculated at Base Rates. Usage Charges do not include the following: (i) taxes and tax related surcharges; (ii) charges for equipment and collocation, including charges for Services under Schedule Seven - Equipment; (iii) charges incurred where MCI WORLDCOM or an MCI WORLDCOM affiliate acts as agent for Customer in the acquisition of goods or services; (iv) standard non-recurring charges; (v) calling card surcharges (except as otherwise expressly provided for herein); (vi) monthly recurring non-usage charges; (vii) other Tariffed charges; and (viii) other charges expressly excluded in the applicable Schedule to the Agreement.

3. Minimum Volume Requirement. During each Monthly Period of the Term, Customer's Total Usage Charges under this Agreement must equal or exceed Five Hundred Thousand Dollars ($500,000) (the "Monthly Minimum").

4. Underutilization. If, in any Monthly Period, Customer's Total Usage Charges are less than the Monthly Minimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the Monthly Minimum and Customer's Total Usage Charges during such Monthly Period.

5. Rates and Discounts for the Services. Rates and discounts for specific Services are provided in the applicable Service Schedule. Except as expressly provided to the contrary, the rates set forth are in lieu of, and not in




                           MCI WORLDCOM CONFIDENTIAL
    addition to, any discounts, promotions and/or credits (Tariffed or otherwise). Any rates that are specifically designated as "postalized" will not increase or decrease during the Term. For Services not specifically set forth, including but not limited to, all dedicated access and egress charges and all other charges related to said access and egress not specifically set forth, Customer will be charged MCI WORLDCOM's standard rates. References in this Agreement to standard Tariffed rates and/or discounts refer to the corresponding standard rates and/or discounts set forth in the applicable Tariffs for such Service(s). Unless otherwise specified in this Agreement, the rates set forth in this Agreement do not include, and the discounts set forth in this Agreement do not apply to, the following: (i) access or egress (or related) charges imposed by third parties; (ii) standard non-recurring charges and monthly recurring non-usage charges; (iii) calling card surcharges (unless expressly provided for herein); (iv) taxes or tax-like surcharges; (v) other Tariffed charges; and (vi) other charges expressly excluded in the applicable GSA Schedule.

6. Termination Liability. If (1) Customer terminates this Agreement during the Term for reasons other than (i) to take service under another arrangement with MCI WORLDCOM having equal or greater term and volume requirements or
    (ii) for "Cause" (as hereinafter defined), or (2) MCI WORLDCOM terminates this Agreement in accordance with Section 7.2(f) or (g) of Schedule Two, Customer will pay: (a) all accrued but unpaid Usage Charges and other charges incurred through the date of such termination; (b) an amount (which Customer hereby agrees is reasonable) equal to fifty percent (50%) of the aggregate of the Monthly Minimum(s) (and fifty percent (50%) of a pro rata portion thereof for any partial Monthly Period) that would have been applicable for the remaining unexpired portion of the Term on the date of such termination; (c) any and all credits received by Customer hereunder (unless otherwise specified), in full, without setoff or deduction plus (d) the aggregate termination charges, payable to any third party suppliers, if any, for which MCI WORLDCOM is or becomes contractually liable in connection with such termination. As used in this Agreement, "Cause" shall mean a failure to perform a material obligation under this Agreement which failure is not remedied within thirty (30) days of the defaulting party's receipt of written notice thereof, given by the terminating party in accordance with
    Section 12.7 of Schedule Two of this Agreement.

7. Competitive Evaluation. If at any time beginning with the [***] month following the Effective Date, Customer receives a bona fide offer from another telecommunications company to provide a package of telecommunications services that is substantially similar to the range of MCI WORLDCOM services offered under this Agreement, including, without limitation, revenue commitments, term, volume, product mix, functionality, features, credits offered, level of service and geographic breadth (a "Competitive Offer"), and such Competitive Offer would result in an overall cost savings to Customer greater than [***] over the then remaining Term of this Agreement when compared to the effective rates charged by MCI WORLDCOM hereunder, then MCI WORLDCOM agrees to either match the Competitive Offer or to release Customer from this Agreement. [***] If MCI WORLDCOM does not elect to match the Competitive Offer within sixty (60) days after it is presented to MCI WORLDCOM by Customer in writing (with sufficient documentation of the Competitive Offer), [***] whichever is earlier, and (2) no termination or similar charges, including without limitation early termination charges contained in the Tariffs, shall be owed by Customer to MCI WORLDCOM.

8.  Credit Allowances for Service Interruptions.

    8.1 MCI WORLDCOM will grant a credit allowance whenever an interruption occurs because of a failure of any component furnished by MCI WORLDCOM under this Agreement. An interruption period begins when Customer reports a service, facility or circuit to be interrupted and releases it for testing and repair. An interruption period ends when the service, facility or circuit is operative. If Customer reports a service, facility or circuit to be inoperative but declines to release it for testing and repair, it is considered to be impaired, but not interrupted.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                           MCI WORLDCOM CONFIDENTIAL

    8.2 A credit allowance will be given for interruptions of fifteen (15) minutes or more. Credit allowances shall be calculated as follows:

        8.2.1 Interruptions of 24 Hours or Less

        Length of Interruption                Interruption Period To be Credited
        ----------------------                ----------------------------------
        Less than 15 minutes                  [***]
        15 minutes - 2 hours, 59minutes       [***]
        3 hours - 5 hours, 59 minutes         [***]
        6 hours - 8 hours, 59 minutes         [***]
        9 hours - 11 hours, 59 minutes        [***]
        12 hours - 14 hours, 59 minutes       [***]
        15 hours  - 23 hours, 59 minutes      [***]

         *Two or more interruptions of 15 minutes or more during any one 24-hour period shall be considered as one interruption.

        8.2.2 Interruptions Over 24 Hours and Less Than 72 Hours. [***] No more than one full day's credit will be allowed for any period of 24 hours.

        8.2.2 Interruptions Over 72 Hours. [***]



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                           MCI WORLDCOM CONFIDENTIAL

                                  SCHEDULE TWO
                           MASTER TERMS AND CONDITIONS


1. Services. MCI WORLDCOM shall provide to Customer the Services described in the Service Schedules attached to the Agreement at the applicable rates, discounts, and other terms and conditions described in the applicable Service Schedule. Certain Services are provided by MCI WORLDCOM to Customer pursuant to a Tariff filed by MCI WORLDCOM in the local jurisdiction where such Service is provided ("Tariffed Services"). This Agreement incorporates by reference the terms of each such Tariff as they apply to such Tariffed Services. For Tariffed Services, in the event of conflict between the terms of the applicable Tariff and this Agreement, the order of precedence shall be: the applicable Service Schedule, this Schedule Two, and then the applicable Tariff. For Services not provided by MCI WORLDCOM pursuant to a Tariff, such Services shall be provided in accordance with the terms and conditions of this Agreement. To the extent that such terms and conditions are not provided in this Agreement, the terms and conditions set forth in the US Tariff (as defined in Schedule Three) shall be incorporated herein with respect to such Service if there is a US Tariffed Service that corresponds to the non-Tariffed Service to the extent permissible and not superseded by applicable local law and regulations. Customer is a resale common carrier subject to the Communications Act of 1934, as amended. The Agreement is entered into pursuant to Section 211 of the Communications Act of 1934, as amended. For non-Tariffed Services, in the event of conflict between this Agreement and the US Tariff, the order of precedence shall be: the applicable Service Schedule, this Schedule Two, and then the applicable US Tariff. Notwithstanding anything in this Agreement to the contrary, MCI WORLDCOM may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-governmental authorities to collect from or pay to others to support statutory or regulatory programs during the course of this Agreement.

     1.1 Detariffing. If, prior to the expiration of the Term of this Agreement, MCI WORLDCOM voluntarily or involuntarily, as a result of government or judicial action, cancels, in whole or in part, any Tariff on file, where the affected provisions prior to such cancellation applied to any service(s) MCI WORLDCOM provides under this Agreement, then effective on such cancellation and for the remainder of the Term, this Agreement shall consist of the following, in order of precedence from (a) through (c):

     (a) MCI WORLDCOM Tariff provisions that remain in effect ("Effective Tariffs"), as MCI WORLDCOM may amend from time to time in accordance with law; and

     (b) Specific provisions contained in this Agreement that expressly apply in lieu of, or that apply in addition to, provisions contained in Effective Tariffs and/or in MCI WORLDCOM's standard Guide to Services and Pricing ("Price Guide"); and

     (c) Provisions contained in the Price Guide to the extent that (a) and (b) above are not applicable. MCI WORLDCOM may amend the Price Guide from time to time and will maintain the Price Guide open for public inspection at one or more offices during normal business hours. Immediately prior to the cancellation of any Tariff provisions applicable to service(s) provided under this Agreement, MCI WORLDCOM shall incorporate such provisions into the Price Guide and if MCI WORLDCOM fails to incorporate any such provisions, such provisions shall be deemed incorporated into this Agreement as if MCI WORLDCOM had so incorporated such provisions in the Price Guide.

     In all events, the applicable rates and rate schedules shall continue to be subject to any discounts, waivers, credits, or restrictions on rate changes that may be contained in this Agreement for Tariffed Services. Where rate and/or discount adjustments would have been made by reference to any canceled Tariff rate, rate schedule, discount and/or discount schedule, these adjustments shall instead be made by reference to the Price Guide. To the extent that any adjustment to Tariffed rates, rate schedules, discounts and/or discount schedules is permitted under this Agreement, such adjustment may be made by MCI WORLDCOM to its Price Guide.

     1.2 Effect of Tariffing. If, at any time during the Term, MCI WORLDCOM tariffs any of the non-Tariffed Services provided to Customer under this Agreement (each a "Newly Tariffed Service"), Customer agrees that the Tariff shall govern with respect to the Newly Tariffed Service and to incorporate such Newly Tariffed Service into the appropriate Service Schedule. Such Service Schedule shall contain the same rates, charges, discounts, term commitment, and volume commitment for the Newly Tariffed Service as set forth herein.

2. Payment of MCI WORLDCOM Invoices. Unless otherwise specified in an GSA Schedule attached hereto, all amounts due for Services shall be billed in U.S. Dollars. Customer is required to pay MCI WORLDCOM for Services, including any applicable underutilization charges and/or early termination charges, within thirty (30) days after the date of MCI WORLDCOM's invoice. Amounts not paid within thirty (30) days after the date of the invoice will be considered past due and a failure to perform a material obligation under this Agreement, and MCI WORLDCOM may terminate this Agreement or the applicable GSA Schedule immediately upon written notice of any sum past due or pursuant to the terms of any applicable Tariff. Independent of such payment obligations, Customer shall make a separate claim in writing, with adequate support, for any credit for service interruption to which Customer believes itself entitled hereunder, and MCI WORLDCOM and Customer will promptly address such claim. If Customer does not give MCI WORLDCOM written notice of a dispute with respect to any charges within six (6) months of the date an invoice was rendered, such invoice shall be deemed to be correct and binding. Failure of MCI WORLDCOM to invoice Customer in a timely manner for any amounts due hereunder shall not be deemed a waiver by MCI WORLDCOM of its rights to payment therefor. Where an element of a Service is considered to be rendered directly from a third party carrier to Customer and where said carrier does not have a one-stop billing arrangement with MCI WORLDCOM that allows MCI WORLDCOM to bill Customer on behalf of such third party, Customer agrees to pay for said element directly to such third party carrier.

3. Taxes and Access Charges.

     3.1 Domestic and International Taxes


                           MCI WORLDCOM CONFIDENTIAL

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

     (a) All charges are exclusive of federal, state, local, and foreign sales, use, excise, utility, gross receipts, value added taxes (VAT), other similar tax-like charges and tax-related surcharges as provided in MCI WORLDCOM's F.C.C. and state tariffs, and other similar tax-like charges levied by any duly constituted authority, which Customer agrees to pay.

     (b) In the event that Customer provides MCI WORLDCOM with a duly authorized exemption certificate, MCI WORLDCOM agrees to exempt Customer from such taxes if and as provided by applicable law, effective on the date the exemption certificate is received by MCI WORLDCOM.

     (c) Taxes based on MCI WORLDCOM's net income shall be the sole responsibility of MCI WORLDCOM; provided that, if Customer is required by the laws of any foreign tax jurisdiction to withhold income or profits taxes from any payment, Customer shall, within 90 days of the date of such withholding, provide to MCI WORLDCOM official tax certificates documenting remittance of such taxes to the relevant tax authorities. Such tax certificates shall be in a form sufficient under the U.S. Internal Revenue Code to document the qualification of such income or profits tax for the foreign tax credit allowable against MCI WORLDCOM's U.S. corporation income tax, and shall be accompanied by an English translation. Upon receipt of such certificates, MCI WORLDCOM will issue Customer a billing credit for the amounts represented thereby.

     3.2 Pass-Through Charges. Unless otherwise provided for in the applicable product description contained in a GSA Schedule, MCI WORLDCOM will pass through to Customer, and Customer shall be solely responsible for, any charges (including, without limitation, installation charges), fees, taxes and terms and conditions of service imposed by domestic and international access/egress service suppliers in relation to the provision of Services, including, but not limited to, rate fluctuations in tariffs, communications charges and access charges that are imposed or enacted by access suppliers after the Service Effective Date. Customer shall be responsible for any gains or losses associated with fluctuations in the exchange rate and/or timing of payment where access charges are billed in non-U.S. currency and are to be paid by Customers in U.S. Dollars.

4. Customer Obligations. In addition to the other obligations of Customer contained in this Agreement, including, but not limited to, any specific Customer obligations contained in a GSA Schedule, Customer shall be responsible for the following obligations.

     4.1 Customer-Obtained Facilities. Customer is responsible for obtaining, installing, and maintaining all equipment, software, wiring, power sources, telephone connections and/or communications services necessary for inter-connection with MCI WORLDCOM's network or otherwise for use in conjunction with the applicable Services ("Facilities"). Customer is responsible for ensuring that such Facilities are compatible with MCI WORLDCOM's requirements and that they continue to be compatible with subsequent revision levels of MCI WORLDCOM-provided equipment, software and services. MCI WORLDCOM is not responsible for the availability, capacity and/or condition of any Facilities not provided by MCI WORLDCOM. The Customer shall obtain and hereby grants to MCI WORLDCOM all licenses, waivers, consents, or registrations necessary to deliver, install, and keep installed at the Customer site the MCI WORLDCOM equipment.

     4.2 Security. Customer shall, at its own expense, take all reasonable physical and information systems security measures necessary to protect all equipment, software, data and systems located on Customer's premises or otherwise in Customer's control and used in connection with the Services, whether owned by Customer, MCI WORLDCOM, or MCI WORLDCOM's subcontractors. Customer acknowledges and agrees that MCI WORLDCOM is not liable, either in contract or in tort, for any loss resulting from any unauthorized access to or alteration of, theft, destruction, corruption, or use of, Facilities used in connection with the Services.

     4.3 Customer Sites. Customer agrees to provide MCI WORLDCOM and its subcontractors and their respective employees and agents access to Customer's sites where any Services are provided (including access to associated equipment) as necessary for MCI WORLDCOM and its subcontractors to perform the Services.

5. Software and Documentation. Software and related documentation provided by MCI WORLDCOM to Customer in connection with the Services and not otherwise subject to either a separate written agreement executed between MCI WORLDCOM and Customer or to an accompanying shrink wrap license (collectively the "Software") is subject to the following:

     (a) In consideration for payment of any applicable fees, Customer is granted a personal, non-exclusive, non-transferable license to use the Software, in object code form only, solely in connection with the Services for Customer's internal business purposes on Customer-owned or Customer-leased equipment (the "License"). Customer shall not use the Software (i) in connection with the products and/or services of any third party, or (ii) to provide services for the benefit of any third party, including without limitation as a service bureau.

     (b) Customer may make one copy of the Software, other than the documentation, for archival or back-up purposes only, provided that any copyright and other proprietary rights notices are reproduced on such copy. Customer shall not make any copies of documentation provided as part of the Software.

     (c) Customer shall not: (i) attempt to reverse engineer, decompile, disassemble or otherwise translate or modify the Software in any manner; or (ii) sell, assign, license, sublicense or otherwise transfer, transmit or convey Software, or any copies or modifications thereof, or any interest therein, to any third party.

     (d) All rights in the Software, including without limitation any patents, copyrights and any other intellectual property rights therein, shall remain the exclusive property of MCI WORLDCOM and/or its licensors. Customer agrees that the Software is the proprietary and confidential information of MCI WORLDCOM and/or its licensors subject to the provisions of Section 6 ("Confidential Information") below.

     (e) Except to the extent otherwise expressly agreed by the parties in writing, MCI WORLDCOM has no obligation to provide maintenance or other support of any kind for the Software, including without limitation any error corrections, updates, enhancements or other modifications.

     (f) The License shall immediately terminate upon the earlier of: (i) termination or expiration of this Agreement; (ii) termination of the Service(s) with which the Software is intended


                           MCI WORLDCOM CONFIDENTIAL
for use; or (iii) failure of Customer to comply with any provisions of this Section. Upon termination of any License, at MCI WORLDCOM's option, Customer shall promptly either (i) destroy all copies of the Software in its possession, or (ii) return all such copies to MCI WORLDCOM, and in either event provide a written officer's certification confirming the same.

6. Confidential Information.

     6.1 Obligations. The recipient party shall protect all information received from the disclosing party or otherwise discovered by the recipient party during the course of this Agreement, including without limitation all information relating to the other party's technology, research and development, business affairs, pricing, the terms of this Agreement, or such information of the other party that may be reasonably understood from legends, the nature of such information itself and/or the circumstances of such information's disclosure, to be confidential and/or proprietary to the owning party or to third parties to which a party owes a duty of non-disclosure (collectively the "Confidential Information") from disclosure to others, using the same degree of care used to protect it's own proprietary information of like importance, but in any case using no less than a reasonable degree of care, and shall further use such Confidential Information only for the purpose of this Agreement. Confidential Information may be disclosed in written or other tangible form (including on magnetic media) or by oral, visual or other means. Except as otherwise provided in Section 5 ("Software and Documentation"), the recipient party may make such copies of Confidential Information in tangible form as are reasonably required in connection with its use as permitted under this paragraph.

     6.2 Exceptions. The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (i) is publicly known at the time of the owning party's communication thereof to the recipient party;
(ii) is, or becomes publicly known, through no fault of the recipient party subsequent to the time of owning party's communication thereof to the recipient party; (iii) is received by the recipient party free of any obligation of confidence prior to the time such information is received by the recipient party; provided however, that the recipient party immediately informs the owning party in writing to establish the recipient party's prior possession; (iv) is developed independently by the recipient party independently of, and without reference to, the Confidential Information or other information of the owning party; (v) is rightfully obtained by the recipient party from third parties authorized to make such disclosure without restriction; or (vi) is identified in writing by the owning party as no longer proprietary or confidential.

     6.3 Required Disclosures. In the event a party is required by law, regulation or court order to disclose any Confidential Information, the party required to make such disclosure will promptly notify the owning party in writing prior to making any such disclosure in order to facilitate the owning party seeking a protective order or other appropriate remedy from the appropriate body. Each party agrees to cooperate with the other party in seeking such order or other remedy. Additionally, if the owning party is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, the party required to make such disclosure will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

     6.4 Destruction of Information. At the owning party's option, the recipient party shall promptly either destroy all Confidential Information in tangible form in its possession, or return all such copies to the owning party, and in either event provide a written officer's certification confirming the same, promptly upon the earlier of: (i) the owning party's written request; or (ii) the expiration or earlier termination of this Agreement.

     6.5 Remedies. The parties acknowledge that Confidential Information is unique and valuable to the owning party, and that disclosure in breach of this Agreement will result in irreparable injury to the owning party for which monetary damages alone would not be an adequate remedy. Therefore, Customer agrees that in the event of a breach or threatened breach of confidentiality, the owning party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

7. Termination.

     7.1 Discontinuation of Business. Either party may terminate this Agreement immediately upon written notice to the other party if such other party dissolves, discontinues or terminates its business operations to which this Agreement pertains or such other party makes any assignment for the benefit of creditors.

     7.2 Termination by MCI WORLDCOM. MCI WORLDCOM may terminate this Agreement (or the applicable portion thereof) immediately upon notice to Customer if (a) MCI WORLDCOM is unable to obtain or maintain any U.S. or foreign governmental license, waiver, consent, registration or approval needed to provide any facility or Service hereunder; (b) the continued provision of a facility or Service would contravene any local, state, national, foreign or international regulation, law, or tariff or violate any policy of any MCI WORLDCOM correspondent or interconnected carrier; (c) interruption or termination of a Service is necessary to prevent or protect against fraud or otherwise protect MCI WORLDCOM's personnel, agents, facilities, or services; (d) MCI WORLDCOM is unable to continue to provide a third-party subcontractor's, vendor's or interconnected carrier's facility, component of equipment, or service for any reason, provided, however, that where such third party has ceased to provide any facility, equipment, or service, MCI WORLDCOM will exercise commercially reasonable efforts to continue to provide to Customer a comparable facility, equipment, or service by or through another vendor under comparable terms and conditions; (e) MCI WORLDCOM discovers that Customer provided false information to MCI WORLDCOM regarding Customer's identity, credit-worthiness, or its planned use of the Service(s); (f) Customer fails to perform a material obligation under this Agreement, other than non-payment of Service, which failure is not remedied within thirty (30) days of Customer's receipt of written notice thereof; or (g) Customer fails to pay an invoice for Services under this Agreement within thirty
(30) days after Customer's receipt of MCI WORLDCOM's invoice.

     7.3 Termination of a Service Schedule. Either party may terminate a Service
Schedule in accordance with the termination provisions of the applicable Service Schedule.


                           MCI WORLDCOM CONFIDENTIAL

     7.4 Customer's Termination Liability. If (a) Customer terminates this Agreement during the Term, for reasons other than to take service under another arrangement with MCI WORLDCOM having equal or greater term and volume requirements; or (b) MCI WORLDCOM terminates this Agreement in accordance with Sections 7.2(f) or (g), then Customer will pay termination charges in accordance with Schedule One. If Customer terminates a Service Schedule other than in accordance with that Schedule; or (b) MCI WORLDCOM terminates a Service Schedule in accordance with that Schedule, then Customer will pay termination charges in accordance with the applicable Schedule.

     7.5 Service Orders. Customer shall request the delivery of dedicated local access services by executing a service order in form and substance satisfactory to MCI WORLDCOM (the "Service Order"). The Service Order sets forth the place of delivery, circuit contracted term, pricing and other details. All Service Orders are subject to the terms and conditions of this Agreement. A separate Service Order must be completed for each circuit ordered. Customer will be responsible for payment of the rates and charges for the contracted term, as set forth in each Service Order. Each Service Order shall survive the termination or expiration of this Agreement; provided, however, that MCI WORLDCOM may terminate one or more Service Orders if MCI WORLDCOM terminates this Agreement pursuant to
Section 7 hereof. If Customer terminates a Service Order prior to the end of six
(6) months (the "Minimum Installation Period") for reasons other than for "Cause" (as defined in Section 6 of Schedule One) or if MCI WORLDCOM terminates a Service Order for Cause prior to the Minimum Installation Period for any circuit, then Customer will pay within thirty (30) days after such termination: the monthly recurring charge for such circuit(s) multiplied by six (6) minus the monthly recurring charge for such circuit multiplied by the number of months installed. Notwithstanding a termination of a Service Order, the Agreement and other Service Orders will remain in full force and effect unless expressly terminated as permitted by this Agreement.

8. Indemnification. Each party agrees to defend, at its own expense, and indemnify and hold harmless the other party and its subcontractors (collectively the "Indemnitees"), from and against any claims, suits, damages and expenses for personal property, death or bodily harm, brought by a third party and asserted against or incurred by any of the Indemnitees arising out of or relating to: (a) either party's acts, omissions and/or breach of its obligations under this Agreement. In addition, Customer agrees to defend, at its own expense, and indemnify and hold harmless MCI WORLDCOM and its Indemnities from and against any claims, suits, damages and expenses asserted by a third party against or incurred by any of the MCI WORLDCOM Indemnities arising out of or relating to:
(a) use of any Services or related products and documentation provided to Customer hereunder; (b) Customer's connection of any MCI WORLDCOM product or service to any third party service or network, including without limitation, damages resulting from unauthorized use of, or access to, MCI WORLDCOM's network, (c) the violation of any FCC or other applicable international, federal, state or local law or regulation by Customer; and (d) the accuracy of or authorization for any service orders submitted by Customer hereunder. In accordance with the indemnifications set forth in this Section, each party shall pay all damages, settlements, expenses and costs, including costs of investigation, court costs and reasonable attorneys' fees and costs (including allocable costs of in-house counsel) incurred by the other party's Indemnitees, including, without limitation, reasonable attorneys' fees and costs (including allocable costs of in-house counsel) incurred in enforcing this Agreement. Customer shall be fully responsible to MCI WORLDCOM for all acts or omissions of Customer's employees, customers, end-users (whether authorized users or otherwise), vendors, subcontractors, and agents with respect to the ordering or use of the Services provided hereunder, or in any respect related to the provisions or subject matter of this Agreement.

9. Disclaimer of Certain Damages/ of MCI WORLDCOM's Liability.

     9.1 Disclaimer of Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE GSA SCHEDULES, MCI WORLDCOM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MCI WORLDCOM SERVICES, RELATED PRODUCT OR DOCUMENTATION. MCI WORLDCOM SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS.

     9.2 Disclaimer of Certain Damages. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, THE SERVICES, RELATED PRODUCTS, DOCUMENTATION AND/OR THE INTENDED USE THEREOF, UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

     9.3 Limitation of MCI WORLDCOM's Liability. WITHOUT LIMITATION OF THE PROVISIONS OF SECTION 9.2 ABOVE, THE TOTAL LIABILITY OF MCI WORLDCOM TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF (A) DIRECT DAMAGES PROVEN BY CUSTOMER OR (B) THE AGGREGATE AMOUNTS PAID BY CUSTOMER TO MCI WORLDCOM UNDER THIS AGREEMENT FOR THE ONE (1) MONTH PERIOD PRIOR TO ACCRUAL OF SUCH CAUSE OF ACTION FOR THE SPECIFIC PRODUCT OR SERVICE WHICH FORMS THE BASIS FOR SUCH CAUSE OF ACTION. THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. FURTHER, MCI WORLDCOM'S LIABILITY WITH RESPECT TO INDIVIDUAL MCI WORLDCOM SERVICES MAY ALSO BE LIMITED PURSUANT TO THE TERMS AND CONDITIONS OF THE APPLICABLE GSA SCHEDULE. CUSTOMER ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY.

10. Compliance with Laws. All Services are provided subject to applicable local laws and regulation, including the applicable Tariffs and price lists of MCI WORLDCOM, in the countries in which Service is provided. Customer is responsible for complying with all laws and regulations including, without limitation, (i)




                           MCI WORLDCOM CONFIDENTIAL

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

local license or permit requirements, (ii) export, import and customs laws and regulations (such as the export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country) which may apply to certain equipment, software and technical data provided hereunder, and (iii) foreign corrupt practices acts. Notwithstanding the foregoing, MCI WORLDCOM does not represent that any necessary import, export or customs licenses or approvals will be granted with respect to Services provided hereunder.

11. Resale of MCI WORLDCOM Services.

     11.1 In reselling Services under this Agreement, Customer agrees to sell and bill its own services under Customer's own name, identity or mark, and Customer further agrees not to reference MCI WORLDCOM name or marks in any context involving Customer's furnishing of services to the public. In addition to other applicable remedies, MCI WORLDCOM shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 11. Any opportunity to cure a breach of this Paragraph shall be subject to MCI WORLDCOM's reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI WORLDCOM's right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI WORLDCOM of any kind

     11.2 Customer agrees that it will obtain and maintain any and all approvals to resell the Services hereunder from the FCC, including requirements imposed by
Section 214 of the Communications Act of 1934, as amended, and state regulatory bodies. In the event Customer fails to obtain or maintain the appropriate approvals, MCI WORLDCOM shall not be liable for any suspension of service or other delay or failure to provide the Services.

     11.3 Customer shall have sole responsibility for interacting with its customers in all matters pertaining to service, including the placing and handling of service orders, service installation, operation and termination, dispute handling and resolution, and billing and collection matters. MCI WORLDCOM shall incur no obligation, nor shall it be deemed to have any obligation, to interact with Customer's customers and end users ("End Users") for any reason or purpose. Customer shall cooperate with MCI WORLDCOM as necessary to address and resolve service-related issues and problems and shall impose upon its customers an obligation to cooperate with Customer in addressing and resolving service-related issues and problems.

     11.4 Customer understands and accepts that, as part of MCI WORLDCOM's normal business policy and practices and its obligations under law, MCI WORLDCOM will engage in extensive marketing efforts in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer's End Users or prospects, provided MCI WORLDCOM will not use Confidential Information to actively compete with Customer. Under no circumstance shall any inference be derived that MCI WORLDCOM's entry into this Agreement with Customer means that MCI WORLDCOM will restrict its efforts to compete against Customer in any way.

     11.5 Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI WORLDCOM incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI WORLDCOM neither insures the profits for Customer nor guarantees the success of Customer's business as a result of Customer's receipt of Services under this Agreement.

12. Miscellaneous.

     12.1 Assignment. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided however that either party may assign this Agreement or any of its rights hereunder to an affiliate without the written consent of the other party. Subject to the foregoing, in the event of any assignment of this Agreement or any rights hereunder by either party, the assigning party shall remain liable for the performance of its obligations hereunder. Any attempted transfer or assignment of this Agreement by either party not in accordance with the terms of this Section 12.1 shall be null and void. MCI WORLDCOM will not withhold consent in the event of a merger, sale or change or transfer of controlling interest to another entity provided such entity meets MCI WORLDCOM's credit approval.

     12.2 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without regard to its choice of law principles, except to the extent the Communications Act of 1934, as amended, applies.

     12.3 English Language. In the event of a conflict between this Agreement and any subsequent translations, this English language version shall prevail.

     12.4 Arbitration. Not withstanding Tariffed rules for the arbitration of Customer payment disputes, any and all disputes arising out of or related to this Agreement, including, but not limited to, tort claims, shall be submitted to J.A.M.S./ENDISPUTE for final and binding arbitration pursuant to the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures in effect on the date of commencement of arbitration, and as modified by this Section. The arbitration shall be conducted in accordance with the United States Arbitration Act, 9 U.S.C. 1 et seq. ("USAA"), notwithstanding any choice of law provision in this Agreement. Each party shall bear the fees and costs it incurs in preparing and presenting its own case. The parties agree that Chicago, Illinois shall be the location for the arbitration hearing. Any controversy over whether an issue is arbitrable shall be determined by the arbitrator. The arbitrator shall have no authority to award punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

     12.5 Enforceability. If any paragraph or clause of this Agreement shall be held to be invalid or unenforceable by any body or entity of competent jurisdiction, then the remainder of the Agreement shall remain in full force and effect and the parties shall promptly negotiate a replacement provision or agree that no replacement is necessary.

     12.6 No Waiver. Neither party's failure, at any time, to enforce any right or remedy available to it under this Agreement shall be construed to be a waiver of such party's right to enforce each and every provision of this Agreement in the future.

     12.7 Notice. Any notice required to be given under this Agreement shall be in writing, in English, and transmitted via facsimile, overnight courier, hand delivery or certified or


                           MCI WORLDCOM CONFIDENTIAL
registered mail, postage prepaid and return receipt requested, to the parties at the addresses on the signature page of this Agreement or such other addresses as may be specified by written notice. Notice sent in accordance with this Section shall be deemed effective when received. A Party may from time to time designate another address or addresses by notice to the other party in compliance with this Section.

     12.8 Force Majeure. Any delay in or failure of performance by either party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by events beyond the reasonable control of the party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes (other than those only affecting Customer), riots, wars or other military action, civil disorders, rebellion, fires, floods, vandalism, or sabotage. Market conditions and/or fluctuations (including a downturn of Customer's business) shall not be deemed force majeure events. The party whose performance is affected by such events shall promptly notify the other party, giving details of the force majeure circumstances, and the obligations of the party giving such notice shall be suspended to the extent caused by the force majeure and so long as the force majeure continues, and the time for performance of the affected obligation hereunder shall be extended by the time of the delay caused by the force majeure event.

     12.9 Use of Facilities and Equipment. MCI WORLDCOM's obligation under this Agreement is to furnish services consisting of facilities and equipment that is exclusively of MCI WORLDCOM's choosing. Unless otherwise provided for in this Agreement, MCI WORLDCOM may substitute facilities or equipment used to furnish the Services or substitute comparable service for any Service furnished under this Agreement, at any time.

     12.10 Survival. The provisions of this Agreement which by their nature are intended to survive this agreement shall survive the termination or expiration of this Agreement.

     12.11 Entire Agreement. This Agreement, including the Tariffs and GSA Schedules, constitutes the entire agreement between the parties with respect to its subject matter, and as to all other representations, understandings or agreements which are not fully expressed herein. No amendment to this Agreement shall be valid unless in writing and signed by both parties; provided however, that MCI WORLDCOM may modify its Tariffs from time to time in accordance with law and thereby affect the services furnished to Customer. Section titles or references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties evidenced hereby.

     12.12 Signature Authorization. The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives. Each party represents and warrants to the other that the signatory identified beneath its name has full authority to execute this Agreement on its behalf.


                           MCI WORLDCOM CONFIDENTIAL

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

                                 SCHEDULE THREE

                         UNITED STATES TARIFFED SERVICES

1. Service Provisioning and Receipt. MCI WORLDCOM will provide to Customer, as applicable, international, interstate, intrastate telecommunications service(s) pursuant to the applicable tariffs and price lists of MCI WORLDCOM and its U.S.-based affiliates (individually, a "US Tariff" and collectively, the "US Tariffs"), each as supplemented by this Schedule Three to the extent permitted by law. This Schedule Three incorporates by reference the terms of each such US Tariff. Notwithstanding anything in this Agreement to the contrary, MCI WORLDCOM may modify its Tariffs from time to time in accordance with law and thereby affect the services furnished to Customer. This Schedule Three is a "Specialized Customer Arrangement" as defined in Section B-17.03 of the MCI WORLDCOM Network Services, Inc. Tariff FCC No. 1.

2. Services. Attachment 3-1, attached hereto and incorporated by reference, contains additional rates, discounts and certain other provisions applicable to the Services provided to Customer pursuant to this Schedule Three and the US Tariffs (the "US Tariffed Services").

3. Tariff Option. MCI WORLDCOM shall, if required, file a Tariff Option consistent with the terms of this Attachment 3-1.

4. Definitions Capitalized terms not otherwise defined in this Agreement shall have the definition given to them in MCI FCC Tariff No. 1 and other filed and effective tariffs of MCI WORLDCOM affiliates.


                           MCI WORLDCOM CONFIDENTIAL

                                 ATTACHMENT 3-1


1. RATES AND DISCOUNTS FOR THE SERVICES. Customer will pay the below rates and receive the below discounts, if any, for the Services specified below. References in this Attachment 3-1 to standard Tariffed rates and/or discounts refer to the corresponding standard MCI WORLDCOM On-Net Service rates and/or discounts set forth in the applicable US Tariffs for such service(s), as MCI may amend from time to time. All references to "intrastate" and "interstate" contained herein shall refer to domestic US Tariffed Services only. For any Postalized Rates which fluctuate with changes in the Tariffs, those Postalized Rates will be adjusted on the first day of each January during each calendar year of the Term by an amount equal to the same percentage by which the corresponding standard Tariffed rates were adjusted during the immediately preceding calendar year. The rates set forth in Sections 1.1 and 1.2 will remain fixed for the Term. MCI WORLDCOM will waive installation charges for circuits; provided, however, if Customer terminates any circuit prior to twelve (12) months, MCI WORLDCOM will bill Customer the then-tariffed installation charges at the time of termination.


    1.1 DOMESTIC PRIVATE LINE SERVICE (OPTION 1). For domestic Private Line Service, Customer will pay the following mileage-based monthly recurring charges for DS-3, OC-3, and OC-12 circuits. If the Voice Grade Equivalent (VGE) mileage rate for any circuit is less that the minimum monthly recurring charges set forth below, Customer will pay the minimum monthly recurring charge in lieu of the VGE mileage rate.

Circuit Type      Voice Grade Equivalent Mileage Rate      Minimum Monthly Recurring Charge
------------      -----------------------------------      --------------------------------
DS-1              [***]                                    [***]
DS-3              [***]                                    [***]
OC-3              [***]                                    [***]
OC-12             [***]                                    [***]


    1.2 METRO PRIVATE LINE SERVICE (TYPE 1).

        1.2.1 Customer will pay the monthly recurring charges for DS-1 and DS-3 circuits as set forth below for On-Net Metro Private Line Service based upon the incumbent local exchange carrier (ILEC) region. Dedicated access charges are included in the monthly recurring charges:

CIRCUIT TYPE          AMERITECH          BELL ATLANTIC      BELL SOUTH         NYNEX-NY
------------          ---------          -------------      ----------         --------

DS-1

0 Mile                [***]              [***]              [***]              [***]
1 Mile                [***]              [***]              [***]              [***]
Each Add'l Mile       [***]              [***]              [***]              [***]


DS-3

0 Mile                [***]              [***]              [***]              [***]
1 Mile                [***]              [***]              [***]              [***]
Each Add'l Mile       [***]              [***]              [***]              [***]

CIRCUIT TYPE     NYNEX     PACIFIC BELL     SNET     SW BELL     US WEST


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                           MCI WORLDCOM CONFIDENTIAL

DS-1

0 Mile            [***]             [***]             [***]             [***]             [***]
1 Mile            [***]             [***]             [***]             [***]             [***]
Each Add'l Mile   [***]             [***]             [***]             [***]             [***]

DS-3

0 Mile            [***]             [***]             [***]             [***]             [***]
1 Mile            [***]             [***]             [***]             [***]             [***]
Each Add'l Mile   [***]             [***]             [***]             [***]             [***]

        1.2.2 On-Net DS-3 Hubs. For On-Net DS-3 Hubs (Type 1 only), Customer will pay a monthly recurring charge equal to [***] per mile per DS-3 Hub. Customer will pay a one-time installation charge of [***] per DS-3 Hub. Dedicated access charges are included in the monthly recurring charge.

        1.2.3 On-Net DS-1 End Links. For On-Net DS-1 End Links (Type 1 only), Customer will pay a monthly recurring charge of [***] per mile for each DS-1 End Link. Dedicated access charges are include in the monthly recurring charge.

        1.2.4 On-Net Sonet Inter Office Channels. For On-Net Sonet Inter-Office Channels (Type 1 only), Customer will pay a monthly recurring charge per circuit equal to [***] for such Inter-Office Channel.

    1.3 METRO PRIVATE LINE SERVICE (TYPE 2). For Metro Private Line Service (Type 2) for DS-0 and DS-1 circuits, Customer will pay a monthly recurring charge per circuit equal to the greater of: (i) [***] off the ILEC rate for such circuit or (ii) the offnet cost plus twenty five percent (25%). For Metro Private Line Service (Type 2) for DS-3 circuits, Customer will pay a monthly recurring charge per circuit equal to the greater of: (i) [***] rate for such circuit or (ii) the offnet cost plus [***].

2. LOCAL LOOP FACILITIES. MCI WorldCom shall, on behalf and upon Customer's request, obtain telecommunications facilities ("Local Loop Facilities") connecting Customer with a LEC or CLEC to an MCI WorldCom Point of Presence
    (POP). Customer will execute a Letter of Agency authorizing MCI WorldCom to interact directly with the provider(s) of these access telecommunications facilities on behalf of Customer. When MCI WorldCom acts as Customer's agent, Customer is responsible for charges, including without limitation, monthly charges, usage charges, installation charges, non-recurring charges, or applicable termination/cancellation liabilities, of the provider(s) of Local Loop facilities to MCI WorldCom's POP. In obtaining Local Loop Facilities on behalf of the Customer, MCI WorldCom shall be responsible for provisioning and the initial testing of an interconnection (reasonably coordinated with the in-service date) between such inter-exchange service set forth in the order and a designated Customer termination point ("Local Access"). [***]

3. SERVICE MIGRATION. In the event Customer has multiple DS-1's, DS-3's, OC-3's or OC-12's between the same two city pairs, Customer has the option of ordering a larger level of service (e.g., DS-3, OC-3, OC-12, or OC-48), and migrate the existing circuits onto the larger bandwidth. Customer agrees to pay for the entire amount of the larger bandwidth at the time of installation of the new order. MCI WORLDCOM agrees to allow Customer to migrate services provided hereunder to Clear Channel bandwidth with no penalties as long as the new service level is equal or greater in monthly recurring revenue to MCI WORLDCOM and such service level is made part of this Agreement through amendment. In the event Customer desires to modify its existing lease


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                           MCI WORLDCOM CONFIDENTIAL
structure to an Indefeasible Right of Use, Dark Fiber, DMDW or UDMDW window, the total of all monthly lease payments made prior to the modification will be directly applied to the total cost of the initial payment.






                           MCI WORLDCOM CONFIDENTIAL

                                  SCHEDULE FOUR
                              NON-TARIFFED SERVICES

This Schedule Four, along with the Schedule One and Schedule Two, comprises the non-tariffed services portion of this Agreement and contains additional rates, discounts and certain other provisions applicable to the Services provided to Customer pursuant to this Schedule Four. "Non-Tariffed Services means non-United States services and "enhanced services" and associated equipment provided by MCI WORLDCOM to Customer pursuant to this Agreement. Each Non-Tariffed Service provided hereunder has a corresponding Attachment specifying the applicable rates, discounts, and other terms and conditions according to which MCI WORLDCOM will provide the Non-Tariffed Service. To the extent that the terms and conditions of any Attachment hereunder are inconsistent with the terms and conditions of any other portion of the GSA, the Attachment governs with respect to the corresponding Non-Tariffed Service.


                           MCI WORLDCOM CONFIDENTIAL

                                 ATTACHMENT 4-1

                            UUDIRECT(SM) T1 SCHEDULE


SERVICE(1)                                 MONTHLY FEE        START-UP CHARGE(2)
----------                                 -----------        ------------------
|_| T1 Burstable(3)                                               [***]

    |_| 0 - 128 Kbps sustained use            [***]

    |_| 128.01 - 256 Kbps sustained use       [***]

    |_| 256.01 - 384 Kbps sustained use       [***]

    |_| 384.01 - 512 Kbps sustained use       [***]

    |_| Over 512 Kbps sustained use           [***]

|_| T1 Price-Protected(4)                     [***]               [***]

|_| Double T(SM),(4)                          [***]               [***]

|_| Diverse T(SM),(4)                         [***]               [***]

PRICES ABOVE DO NOT INCLUDE ANY TELCO LINE CHARGES, EQUIPMENT COSTS, OR NETWORK APPLICATIONS FEES.(5)


TERM COMMITMENT(6) The term of this Schedule will be coterminous with the Global Service Agreement between Customer and MCI WORLDCOM, Inc. (the "GSA").

DISCOUNT Customer will receive a [***] off monthly recurring charges on ports only.


DISCOUNTED EQUIPMENT(7) (available only with service)            PRICE
-----------------------------------------------------            -----
  |_| OpenROUTE GTX 1000 router with internal T1 CSU/DSU         [***]

  |_| Additional OpenROUTE internal T1 CSU/DSU                   [***]

  |_| Cisco 2610 router with internal T1 CSU/DSU                 [***]

--------

1 Connectivity is provided to Customer's organization only. Resale to or use by persons or entities outside of Customer's organization is prohibited. UUNET may suspend the service or terminate this Schedule effective upon notice for a violation of this prohibition.

2 To ensure proper installation, UUNET will order all telco lines. A $500 surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours UUNET will charge an additional $500 fee.

3 With T1 Burstable service, Customer receives full T1 access to UUNET and can burst to the full 1.5 Mbps at any time. Monthly billing is based on the level of sustained use during the month, as determined by traffic samples taken every five minutes. The level under which 95% of the samples fall is the sustained use. Customer may move to a lower burstable service level if the sustained use is at or below such burstable service level for at least two consecutive months and Customer thereafter notifies UUNET in writing of its intent to move to such lower burstable service level.

4 Minimum one (1) year Term Commitment is required, but Term Commitment discounts do not apply.

5 Descriptions of the domain name, mail, news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uu.net/terms. UUNET reserves the right to change the Network Applications Fee Schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer.

6 Discount applicable only to Monthly Fee. At the conclusion of the Term Commitment, this Schedule shall continue in effect on a month-to-month basis at UUNET's then-current list price for the service.

7 UUNET is acting only as a reseller with respect to the hardware and software offered under this Schedule ("Equipment"), which was manufactured by a third party ("Manufacturer"). UUNET will provide first -level support for Equipment, but will not repair or replace Equipment. Customer's use of the Equipment is subject to the terms and conditions of the Manufacturer's end user agreement. Should Customer purchase Equipment from UUNET, UUNET will ship the current UUNET-tested version of the Equipment to the Customer.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

  |_| Cisco 3640 router with internal T1 CSU/DSU                 [***]

  |_| Additional Cisco internal T1 CSU/DSU                       [***]

PAYMENT If Purchase Order is required, return PO with this form and provide
PO#:
    ---------------------------

                   PLEASE SIGN THIS SCHEDULE WHERE INDICATED.
                         Additional Terms and Conditions

1. UUNET Technologies, Inc. ("UUNET") exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET's host computers, network hubs and points of presence (the "UUNET Network"). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, UUNET (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING, AND (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services. UUNET shall not be liable for any delay or failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond UUNET's reasonable control.

2. All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy ("Policy") which is made a part of this Schedule and is available at the following URL: www.uu.net/terms. UUNET reserves the right to amend the Policy from time to time, effective upon posting of the revised Policy at the URL or other notice to Customer. UUNET reserves the right to suspend the service or terminate this Schedule effective upon notice for a violation of the Policy. Customer agrees to indemnify and hold harmless UUNET from any losses, damages, costs or expenses resulting from any third party claim or allegation ("Claim") arising out of or relating to use of the service, including any Claim which, if true, would constitute a violation of the Policy.

3. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER'S OR CUSTOMER'S USERS' USE OF THE UUNET NETWORK AND THE SERVICE INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Schedule or in the GSA, Customer's sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4. Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned to UUNET in the event Customer discontinues service.

5. Payment terms shall be as set forth in the GSA. Fees paid by Customer under this Agreement for UUNET services will count towards Customer's Annual Minimum under its existing MCI WorldCom GSA. The amount to be applied will be that actually paid by Customer, net of any discounts or applicable credits, and excluding any amount paid for taxes or tax-like surcharges or fees.

6. Billing for UUNET service will commence when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer's site. The Start-up Charge is invoiced upon acceptance of this Schedule by UUNET. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and may be canceled only by 60 days' advance written notice. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of UUNET's standard Monthly Fee for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying Customer 60 days in advance of the effective date of the change.

7. The Service Level Agreement ("SLA") for this service, which is made a part of this Schedule, is set forth at www.uu.net/terms and applies only to customers agreeing to a Term Commitment of at least one year. UUNET reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL or other notice to Customer; provided, that in the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Schedule without penalty by providing UUNET written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. UUNET's records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Start-up Charge which, absent the credit, would


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

    have been charged for UUNET service that month (collectively the "UUNET Fees"); provided, that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the UUNET Fees, plus
    (b) the telephone company line charge which, absent the credit, would have been charged for such month.

8. Neither party may use the other party's name, trademarks, tradenames or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Schedule without the express, prior written consent of the other party; provided, that either party may assign or transfer this Schedule to any affiliate of such party upon advance written notice to the other party. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9. MCI WORLDCOM, Inc. or its affiliates or subcontractors may perform some or all of UUNET's duties and/or obligations hereunder.

10. This Schedule is in addition to and subject to the GSA. To the extent this Schedule conflicts with any provision of the GSA, this Schedule shall prevail. Activation of service shall indicate UUNET's acceptance of this Schedule. Use of the UUNET Network constitutes acceptance of this Schedule.


AGREED AND ACCEPTED BY CUSTOMER:

Signature:                                  Company Name:
          -------------------------                      -----------------------

Printed Name:                               Address:
             ----------------------                 ----------------------------

Title:
      -----------------------------         ------------------------------------

Date:                                       Telephone           Fax
     ------------------------------                  ----------    -------------

                                 ATTACHMENT 4-2
                        UUDIRECT(SM) T3 BURSTABLE SCHEDULE

SERVICE(1)                                     MONTHLY FEE    START-UP CHARGE(2)
-------                                        -----------    ------------------
                                                                    [***]
|_| 0 Mbps     - 3 Mbps sustained use          [***]
|_| 3.01 Mbps  - 6 Mbps sustained use          [***]
|_| 6.01 Mbps  - 7.5 Mbps sustained use        [***]
|_| 7.51 Mbps  - 9 Mbps sustained use          [***]
|_| 9.01 Mbps  - 10.5 Mbps sustained use       [***]
|_| 10.51 Mbps - 12 Mbps sustained use         [***]
|_| 12.01 Mbps - 13.5 Mbps sustained use       [***]
|_| 13.51 Mbps - 15 Mbps sustained use         [***]
|_| 15.01 Mbps - 16.5 Mbps sustained use       [***]
|_| 16.51 Mbps - 18 Mbps sustained use         [***]
|_| 18.01 Mbps - 19.5 Mbps sustained use       [***]
|_| 19.51 Mbps - 21 Mbps sustained use         [***]
|_| 21.01 Mbps - 45 Mbps sustained use         [***]

PRICES ABOVE DO NOT INCLUDE ANY TELCO LINE CHARGES, EQUIPMENT COSTS(3), OR NETWORK APPLICATIONS FEES.(4)

TERM COMMITMENT(5) Unless a different Term is selected below, the Term of this Schedule will be coterminous with the Global Service Agreement as currently in effect between Customer and MCI WORLDCOM, Inc. (the "GSA").

Customer shall receive a [***] off its monthly recurring charges on ports only.

PAYMENT

If a Purchase Order is required, return the PO with this form and provide
PO#:
    ----------------------------

        PLEASE SIGN THIS SCHEDULE WHERE INDICATED AFTER READING THE TERMS
                                AND CONDITIONS.

--------

1 With T3 Burstable service, Customer receives full T3 access to UUNET and can burst to the full 45 Mbps at any time. Monthly billing is based on the level of sustained use during the month, as determined by traffic samples taken every five minutes. The level under which 95% of the samples fall is the sustained use. Customer may move to a lower burstable service level if the sustained use is at or below such burstable service level for at least two consecutive months and Customer thereafter notifies UUNET in writing of its intent to move to such lower burstable service level.

2 To ensure proper installation, UUNET will order all telco lines. A $500 surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours UUNET will charge an additional $500 fee.

3 UUNET is acting only as a reseller with respect to the hardware and software offered under this Schedule ("Equipment"), which was manufactured by a third party ("Manufacturer"). UUNET will provide first level support for Equipment, but will not repair or replace Equipment unless Customer has purchased CPE Maintenance from UUNET. Customer's use of the Equipment is subject to the terms and conditions of the Manufacturer's end user agreement. Should Customer purchase Equipment from UUNET, UUNET will ship the current UUNET-tested version of the Equipment to the Customer.

4 Descriptions of the domain name, mail, news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uu.net/terms. UUNET reserves the right to change the Network Applications Fee Schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer.

5 Discount applicable only to Monthly Fees. At the conclusion of the Term Commitment, this Schedule shall continue in effect on a month-to-month basis at UUNET's then-current list price for the service.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                         ADDITIONAL TERMS AND CONDITIONS

1. UUNET Technologies, Inc. ("UUNET") exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET's host computers, network hubs and points of presence (the "UUNET Network"). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, UUNET (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING, AND (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services. UUNET shall not be liable for any delay or failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond UUNET's reasonable control.

2. All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy ("Policy") which is made a part of this Schedule and is available at the following URL: www.uu.net/terms. UUNET reserves the right to amend the Policy from time to time, effective upon posting of the revised Policy at the URL or other notice to Customer. UUNET reserves the right to suspend the service or terminate this Schedule effective upon notice for a violation of the Policy. Customer agrees to indemnify and hold harmless UUNET from any losses, damages, costs or expenses resulting from any third party claim or allegation ("Claim") arising out of or relating to use of the service, including any Claim which, if true, would constitute a violation of the Policy.

3. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER'S OR CUSTOMER'S USERS' USE OF THE UUNET NETWORK AND THE SERVICE INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Schedule or in the GSA, Customer's sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4. Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned to UUNET in the event Customer discontinues service.

5. Payment terms shall be as set forth in the GSA. Fees paid by Customer under this Agreement for UUNET services will count towards Customer's Annual Minimum under its existing MCI WorldCom GSA. The amount to be applied will be that actually paid by Customer, net of any discounts or applicable credits, and excluding any amount paid for taxes or tax-like surcharges or fees.

6. Billing for UUNET service will commence when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer's site. The Start-up Charge is invoiced upon acceptance of this Schedule by UUNET. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and may be canceled only by 60 days' advance written notice. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of UUNET's standard Monthly Fee for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying Customer 60 days in advance of the effective date of the change.

7. The Service Level Agreement ("SLA") for this service, which is made a part of this Schedule, is set forth at www.uu.net/terms and applies only to customers agreeing to a Term Commitment of at least one year. UUNET reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL or other notice to Customer; provided, that in the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Schedule without penalty by providing UUNET written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. UUNET's records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Start-up Charge which, absent the credit, would have been charged for UUNET service that month (collectively the "UUNET Fees"); provided, that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the UUNET Fees, plus (b) the telephone company line charge which, absent the credit, would have been charged for such month.

8. Neither party may use the other party's name, trademarks, tradenames or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Schedule without the express, prior written consent of the other party; provided, that either party may assign or transfer this Schedule to any affiliate of such party upon advance written notice to the other party. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9. MCI WORLDCOM, Inc. or its affiliates or subcontractors may perform some or all of UUNET's duties and/or obligations hereunder.

10. This Schedule is in addition to and subject to the GSA. To the extent this Schedule conflicts with any provision of the GSA, this Schedule shall prevail. Activation of service shall indicate UUNET's acceptance of this Schedule. Use of the UUNET Network constitutes acceptance of this Schedule.


AGREED AND ACCEPTED BY CUSTOMER:

Signature:                                  Company Name:
          -------------------------                      -----------------------

Printed Name:                               Address:
             ----------------------                 ----------------------------

Title:
      -----------------------------         Date:           Telephone
                                                 ---------           -----------

                                 ATTACHMENT 4-3
                        UUDIRECT(SM) T3 TIERED SCHEDULE

SERVICE(1)                     MONTHLY FEE              START-UP CHARGE(2)
----------                     -----------              ------------------
                                                               [***]
|_| 3 Mbps port                  [***]
|_| 6 Mbps port                  [***]
|_| 9 Mbps port                  [***]
|_| 12 Mbps port                 [***]
|_| 15 Mbps port                 [***]
|_| 18 Mbps port                 [***]
|_| 21 Mbps port                 [***]
|_| 24 Mbps port                 [***]
|_| 27 Mbps port                 [***]
|_| 30 Mbps port                 [***]
|_| 33 Mbps port                 [***]
|_| 36 Mbps port                 [***]
|_| 39 Mbps port                 [***]
|_| 45 Mbps port                 [***]

PRICES ABOVE DO NOT INCLUDE ANY TELCO LINE CHARGES, EQUIPMENT COSTS(3), OR NETWORK APPLICATIONS FEES.(4)

TERM COMMITMENT(5) Unless a different term is selected below, the term of this Schedule will be coterminous with the Global Service Agreement as currently in effect between Customer and MCI WORLDCOM, Inc. (the "GSA").

Customer shall receive a [***] off its monthly recurring charges on ports only.

                   PLEASE SIGN THIS SCHEDULE ON THE NEXT PAGE.


--------

1 Customer must provide 60 days' prior written notice to UUNET before downgrading service to a lower tier. While Customer can resell Internet connectivity, Customer cannot resell the service in its entirety to another person or entity without the express prior written consent of UUNET. If Customer resells Internet connectivity to end users, Customer is responsible for: (i) providing the first point of contact for end user support inquiries;
  (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service ("DNS") for end users; (iv) registering end users' domain names; (v) using BGP routing to the UUNET Network, if requested by UUNET; (vi) collecting route additions and changes, and providing them to UUNET; and (vii) registering with the appropriate agency all IP addresses provided by UUNET to Customer that are allocated to end users.

2 To ensure proper installation, UUNET will order all telco lines. A $500 surcharge applies to Customer-ordered lines. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours UUNET will charge an additional $500 fee.

3 UUNET is acting only as a reseller with respect to the hardware and software offered under this Schedule ("Equipment"), which was manufactured by a third party ("Manufacturer"). UUNET will provide first level support for Equipment, but will not repair or replace Equipment. Customer's use of the Equipment is subject to the terms and conditions of the Manufacturer's end user agreement. Should Customer purchase Equipment from UUNET, UUNET will ship the current UUNET-tested version of the Equipment to the Customer.

4 Descriptions of the domain name, mail, news services, and other network applications available in connection with this service, and the pricing and additional terms applicable to these services, are set forth in the Network Applications Fee Schedule available at www.uu.net/terms. UUNET reserves the right to change the Network Applications Fee Schedule from time to time, effective upon posting of the changes to that URL or other notice to Customer.

5 Discount applicable only to Monthly Fee. At the conclusion of the Term
  Commitment, this Schedule shall continue in effect on a month-to-month basis at UUNET's then-current list price for the service.


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                         ADDITIONAL TERMS AND CONDITIONS

1. UUNET Technologies, Inc. ("UUNET") exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET's host computers, network hubs and points of presence (the "UUNET Network"). EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 BELOW, UUNET (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING, AND (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services. UUNET shall not be liable for any delay or failure in performance due to Force Majeure, which shall include without limitation acts of God, earthquake, labor disputes, changes in law, regulation or government policy, riots, war, fire, epidemics, acts or omissions of vendors or suppliers, equipment failures, transportation difficulties, or other occurrences which are beyond UUNET's reasonable control.

2. All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy ("Policy") which is made a part of this Schedule and is available at the following URL: www.uu.net/terms. UUNET reserves the right to amend the Policy from time to time, effective upon posting of the revised Policy at the URL or other notice to Customer. UUNET reserves the right to suspend the service or terminate this Schedule effective upon notice for a violation of the Policy. Customer agrees to indemnify and hold harmless UUNET from any losses, damages, costs or expenses resulting from any third party claim or allegation ("Claim") arising out of or relating to use of the service, including any Claim which, if true, would constitute a violation of the Policy.

3. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER'S OR CUSTOMER'S USERS' USE OF THE UUNET NETWORK AND THE SERVICE INCLUDING, WITHOUT LIMITATION, ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Schedule or in the GSA, Customer's sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4. Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned to UUNET in the event Customer discontinues service.

5. Payment terms shall be as set forth in the GSA. Fees paid by Customer under this Agreement for UUNET services will count towards Customer's Annual Minimum under its existing MCI WorldCom GSA. The amount to be applied will be that actually paid by Customer, net of any discounts or applicable credits, and excluding any amount paid for taxes or tax-like surcharges or fees.

6. Billing for UUNET service will commence when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer's site. The Start-up Charge is invoiced upon acceptance of this Schedule by UUNET. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and may be canceled only by 60 days' advance written notice. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of UUNET's standard Monthly Fee for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying Customer 60 days in advance of the effective date of the change.

7. The Service Level Agreement ("SLA") for this service, which is made a part of this Schedule, is set forth at www.uu.net/terms and applies only to customers agreeing to a Term Commitment of at least one year. UUNET reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the URL or other notice to Customer; provided, that in the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Schedule without penalty by providing UUNET written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. UUNET's records and data shall be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Start-up Charge which, absent the credit, would have been charged for UUNET service that month (collectively the "UUNET Fees"); provided, that the maximum amount of credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the UUNET Fees, plus (b) the telephone company line charge which, absent the credit, would have been charged for such month.

8. Neither party may use the other party's name, trademarks, tradenames or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Schedule without the express, prior written consent of the other party; provided, that either party may assign or transfer this Schedule to any affiliate of such party upon advance written notice to the other party. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9. MCI WORLDCOM, Inc. or its affiliates or subcontractors may perform some or all of UUNET's duties and/or obligations hereunder.

10. This Schedule is in addition to and subject to the GSA. To the extent this Schedule conflicts with any provision of the GSA, this Schedule shall prevail. Activation of service shall indicate UUNET's acceptance of this Schedule. Use of the UUNET Network constitutes acceptance of this Schedule. AGREED AND ACCEPTED BY CUSTOMER:


Signature:                                  Company Name:
          -------------------------                      -----------------------

Printed Name:                               Address:
             ----------------------                 ----------------------------

Title:                                      Date:
      -----------------------------              -------------------------------